Exhibit 99.2

Exelon.

value driven

2006–07 Exelon Corporation Fact Book

Table of Contents

Introduction	1

Exelon at a Glance
Profile, Vision and Quick Facts	2

Company Overview
Corporate Structure and Operating Company Summary	3

State Regulation
Illinois Commerce Commission and ComEd Electric Distribution Rate Case	4
Pennsylvania Public Utility Commission, PECO Electric Transition Plan and System Average Electric Rates	5

Federal Regulation
Federal Energy Regulatory Commission and ComEd Electric Transmission Rate Case	6

Exelon – Financial and Operating Highlights	7

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP
Consolidated Statements of Operations
Exelon Corporation	8
Exelon Generation Company	10
Commonwealth Edison Company (ComEd)	11
PECO Energy Company (PECO)	12

Exelon and Operating Companies
Capital Structure, Capitalization Ratios and Credit Ratings	13

Long-Term Debt Outstanding
Exelon Corporation	14
Exelon Generation	14
ComEd	15
PECO	16

Map of Exelon Service Area and Selected Generating Assets	17

Exelon Generation
Generating Resources – Sources of Electric Supply, Type of Capacity and Long-Term Contracts	18
Nuclear Generating Capacity	19
Total Electric Generating Capacity	20
Fossil Emissions Reduction Summary	22
Annual Electric Supply and Sales Statistics	24
Electric Supply and Sales Statistics by Quarter	25

Electric Sales Statistics, Revenue and Customer Detail
ComEd	26
PECO	28

Gas Sales Statistics, Revenue and Customer Detail – PECO	30

To the Financial Community,

The Exelon Fact Book is intended to provide historical financial and operating information to assist in the analysis of Exelon and its operating companies. Please refer to the SEC filings of Exelon and its subsidiaries, including the annual Form 10-K and quarterly Form 10-Q, for more comprehensive financial statements and information.

For more information about Exelon and to send e-mail inquiries, visit our website at www.exeloncorp.com.

Investor Information	Stock Symbol: EXC
Exelon Corporation	Common stock is listed on the
Investor Relations	New York, Chicago and Philadelphia stock exchanges.
10 South Dearborn Street
Chicago, IL 60603
312.394.2345
312.394.4082 (fax)

Information in this Fact Book is current as of August 31, 2007 unless otherwise noted.

This publication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Exelon Generation Company LLC, Commonwealth Edison Company, and PECO Energy Company (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this publication. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this publication.

Exelon at a Glance

Company Profile

Exelon Corporation, headquartered in Chicago, Illinois, is one of the largest electric utilities in the U.S. with approximately 5.4 million customers and more than $15 billion in annual revenues. The company has one of the largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic.

Our Vision

Exelon will be the best group of electric generation and electric and gas delivery companies in the United States – providing superior value for our customers, employees, investors and the communities we serve.

Our Goals

•	Keep the lights on and the gas flowing

•	Run the nuclear fleet at world-class levels

•	Capitalize on environmental leadership and clean nuclear energy

•	Create a challenging and rewarding workplace

•	Enhance the value of our generation

•	Build value through disciplined financial management

Our Values

Safety – for our employees, our customers and our communities

Integrity – the highest ethical standards in what we say and what we do

Diversity – in ethnicity, gender, experience and thought

Respect – trust and teamwork through open and honest communication

Accountability – for our commitments, actions and results

Continuous improvement – stretch goals and measured results

Exelon Quick Facts at year-end 2006		Market Highlights

$15.7	6,765	670 million
billion in revenues	circuit miles of electric transmission lines	common shares outstanding

$44.3	12,052	$1.76
billion in assets	miles of gas pipelines	current annual dividend rate per share(a)

5.4	33,234	50%
million electric customers	MWs total U.S. generating resources	2006 dividend payout ratio(b)

0.5	17,200	2.8%
million gas customers	employees	dividend yield

106,149
circuit miles of electric distribution lines

(a)	Dividend rate increased in December 2006. Dividends are subject to declaration by the board of directors each quarter.

(b)	Based on $1.60 dividend per share paid in 2006.

Company Overview

Nuclear Generation	Illinois Utility	Pennsylvania Utility
Fossil Generation	2006	2006
Renewable/Hydro Generation	(in millions)	(in millions)
Power Marketing	Revenues: $6,101	Revenues: $5,168
2006	Assets: $17,774	Assets: $9,773
(in millions)
Revenues: $9,143
Assets: $18,909

Operating Companies

Exelon Generation	Commonwealth Edison Company	PECO Energy Company

Exelon Generation engages in competitive electric generation operations, including owned and contracted-for generating facilities, and power marketing activities through Power Team.	Commonwealth Edison (ComEd) is a regulated electricity transmission and distribution company with a service area in northern Illinois, including the City of Chicago, of approximately 11,300 square miles and an estimated population of 8 million. ComEd has approximately 3.8 million customers.	PECO Energy (PECO) is a regulated electricity transmission and distribution company and natural gas distribution company with a service area in southeastern Pennsylvania, including the City of Philadelphia, of approximately 2,100 square miles and an estimated population of 3.8 million. PECO has approximately 1.6 million electric customers and 480,000 natural gas customers.

State Regulation

Illinois Commerce Commission (ICC)

(www.icc.illinois.gov)

The ICC has five full-time members, each appointed by the Governor (Rod Blagojevich, Democrat; term began in January 2003 and ends in January 2011) and confirmed by the Illinois State Senate. The Commissioners serve for five-year, staggered terms. Under Illinois law, no more than three Commissioners may belong to the same political party. The Chairman is designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Charles E. Box (Chairman)	Democrat	1/06	1/09	Attorney; mayor of Rockford, IL; city administrator and legal director

Lula M. Ford	Democrat	1/03	1/08	Assistant superintendent, Chicago Public Schools; teacher; assistant director, Central Management Service

Erin O’Connell-Diaz	Republican	4/03	1/08	Attorney; ICC Administrative Law Judge; assistant attorney general

Robert F. Lieberman	Democrat	2/05	1/10	CEO, Center for Neighborhood Technology; positions at Illinois Department of Natural Resources and Office of Coal Development

Vacant

ComEd Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Request	8/31/05	$317	2004	$6,187	8.94%	11.00%	54.20%
ICC Order(a)	12/20/06	$83	2004	$5,521	8.01%	10.045%	42.86%

(a)	The ICC issued an order on rehearing that increased the amount previously approved on July 26, 2006 by approximately $74 million. ComEd and other parties appealed the rate order; the timing of a court ruling is uncertain.

State Regulation

Pennsylvania Public Utility Commission (PUC)

(www.puc.state.pa.us)

The PUC has five full-time members, each appointed by the Governor (Ed Rendell, Democrat; term began in January 2003 and ends in January 2011) and confirmed by the Pennsylvania State Senate. The Commissioners serve for five-year, staggered terms. Under Pennsylvania law, no more than three Commissioners may belong to the same political party as the Governor. The Chairman and Vice Chairman are designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Wendell F. Holland (Chairman)	Democrat	9/03	4/08	Attorney; retired judge; executive at American Water Works Company

James H. Cawley (Vice Chairman)	Democrat	6/05	4/10	Attorney; majority counsel to the Pennsylvania Senate Consumer Affairs Committee

Kim Pizzingrilli	Republican	2/02	4/12	Secretary of the Commonwealth; positions at the Department of State and Treasury Department

Terrance J. Fitzpatrick	Republican	6/05	4/09	Attorney; PUC Commissioner 1999–2004 and former Chairman; PUC assistant counsel; member of the state Environmental Hearing Board

Tyrone Christy	Democrat	7/07	4/11	Executive at Americas Power Partners/ Armstrong Services; board member of Pennsylvania Energy Development Authority; vice chairman of PUC’s Independent Power Committee

PECO Energy – Electric Transition Plan

The PUC authorized recovery in PECO’s 1998 settlement of $5.3 billion of stranded costs, or competitive transition charges (CTC) regulatory asset, with a return on the unamortized balance of 10.75%, through 2010. The PUC authorized amortization of the regulatory asset through 2010.

($ in millions) Year	Estimated CTC Revenue	Estimated Stranded Cost Amortization
2007	$910	$619
2008	917	697
2009	924	783
2010	932	883

PECO Energy – Schedule of System Average Electric Rates

Transmission rates are regulated by the Federal Energy Regulatory Commission. The CTC rate is subject to annual reconciliation for actual retail sales. Rates increased from the original PUC settlement to reflect the roll-in of increased gross receipts tax and Universal Service Fund charge and nuclear decommissioning cost adjustment.

(¢/kWh) Effective Date	Transmission	Distribution	CTC	Energy and Capacity	Total
1/1/2006	0.46	2.59	2.70	4.92	10.67
1/1/2007	0.46	2.59	2.70	5.43	11.18
1/1/2008	0.46	2.59	2.70	5.43	11.18
1/1/2009	0.46	2.59	2.70	5.43	11.18
1/1/2010	0.46	2.59	2.70	5.43	11.18

Federal Regulation

Federal Energy Regulatory Commission (FERC)

(www.ferc.gov)

The FERC has five full-time members, each appointed by the President of the United States and confirmed by the U.S. Senate. The Commissioners serve for five-year, staggered terms. No more than three Commissioners may belong to the same political party. The Chairman is designated by the President.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Joseph T. Kelliher (Chairman)	Republican	11/03	6/07(a)	Attorney; senior policy advisor to Secretary of Energy; majority counsel to House Committee on Commerce for energy legislation

Suedeen G. Kelly	Democrat	11/03	6/09	Attorney; professor of law; Chair of the New Mexico Public Service Commission; counsel to the California Independent System Operator

Philip D. Moeller	Republican	7/06	6/10	Energy policy advisor to former U.S. Senator Slade Gorton (WA); staff coordinator for the WA State Senate Committee on Energy, Utilities and Telecommunications; Alliant Energy Corporation

Marc Spitzer	Republican	7/06	6/11	Attorney; Chair of the Arizona Corporation Commission; Arizona State Senator and Chair of the Judiciary and Finance Committees

Jon Wellinghoff	Democrat	7/06	6/08	Attorney, practice focused on energy law and utility regulation; staff advisor to several state utility commissions; Nevada State Consumer Advocate

(a)	Chairman Kelliher has been renominated by the President for a new term, subject to Senate confirmation.

ComEd Electric Transmission Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity		Equity Ratio
ComEd Request	3/1/07	$147	2005 pro forma	$1,898	9.87%	12.20	%(a)	58.3%
FERC Order (b)	6/5/07	$116	2005	$1,745	9.87%	12.20	%(c)	58.3%

(a)	Reflects base ROE of 11.70% plus requested 0.50% adder for participation in a Regional Transmission Organization (RTO). Additionally, an incentive adder of 1.50% on major new projects was requested.

(b)	FERC issued an order that conditionally approved ComEd’s proposal to implement a formula-based transmission rate, effective May 1, 2007, subject to refund. FERC denied ComEd’s request for incentives on major projects. The FERC order provides that further hearing and settlement procedures be conducted on certain issues; the timing of completion is uncertain. Revenue requirement aspects of the order are subject to change pending these procedures.

(c)	FERC approved the 0.50% RTO adder; the base ROE and other items were set for hearing.

Exelon Corporation – Financial and Operating Highlights

	For the Years ended December 31,
(in millions, except per share data and where indicated)	2006	2005	2004
Operating revenues	$15,655	$15,357	$14,133
Net income	$1,592	$923	$1,864
Electric deliveries (in GWhs)(a)	128,748	131,021	124,861
Gas deliveries (in million cubic feet (mmcf))	76,105	85,061	87,097
Total available electric supply resources (MWs)	33,464	33,520	34,687
Capital expenditures	$2,418	$2,165	$1,921
Common Stock Data
Average common shares outstanding – diluted (in millions)	676	676	669
GAAP earnings per share (diluted)	$2.35	$1.36	$2.78
Adjusted (non-GAAP) operating earnings per share (diluted)	$3.22	$3.10	$2.78
Dividends paid per common share	$1.60	$1.60	$1.26
New York Stock Exchange common stock price (per share)
High	$63.62	$57.46	$44.90
Low	$51.13	$41.77	$30.92
Year end	$61.89	$53.14	$44.07
Book value per share	$14.89	$13.69	$14.29
Total market capitalization (year end)	$41,460	$35,412	$29,271
Common shares outstanding (year end)	669.9	666.4	664.2

(a) One GWh is the equivalent of one million kilowatthours (kWh).

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Share to GAAP

	2006	2005	2004
GAAP Earnings per Diluted Share	$2.35	$1.36	$2.78
Impairment of ComEd’s goodwill	1.15	1.78
Investments in synthetic fuel-producing facilities	0.04	(0.10)	(0.10)
Mark-to-market adjustments from economic hedging activities	(0.09)
Nuclear decommissioning obligation reduction	(0.13)
Recovery of debt costs at ComEd	(0.08)
Recovery of severance costs at ComEd	(0.14)
Cumulative effect of adopting FIN 47		0.06
Charges related to the now-terminated merger with Public Service Enterprise Group Incorporated (PSEG)	0.09	0.03	0.01
Financial impact of Generation’s investment in Sithe Energies, Inc. (Sithe)		(0.03)	0.02
Charges associated with debt repurchases			0.12
Severance charges	0.03		0.07
Cumulative effect of adopting FIN 46-R			(0.05)
Settlement associated with the storage of spent nuclear fuel			(0.04)
Financial impact of Boston Generating investment			(0.03)

Adjusted (non-GAAP) Operating Earnings per Diluted Share	$3.22	$3.10	$2.78

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
(in millions, except per share date)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$15,655	$5	(b)	$15,660	$15,357	$—		$15,357
Operating expenses
Purchased power	2,683	179	(b)	2,862	3,162	(12	)(b)	3,150
Fuel	2,549	(77	)(b)	2,472	2,508	(4	)(b)	2,504
Operating and maintenance	3,868	23	(b),(c),(d),(e),(f),(g)	3,891	3,694	(82	)(c),(d),(f)	3,612
Impairment of goodwill	776	(776	)(j)	—	1,207	(1,207	)(j)	—
Depreciation and amortization	1,487	(37	)(c),(d)	1,450	1,334	(77	)(c),(d)	1,257
Taxes other than income	771	—		771	728	—		728

Total operating expenses	12,134	(688)		11,446	12,633	(1,382)		11,251

Operating income	3,521	693		4,214	2,724	1,382		4,106

Other income and deductions
Interest expense, net	(880)	16	(c),(m)	(864)	(829)	14	(c)	(815)
Equity in losses of unconsolidated affiliates	(111)	83	(c)	(28)	(134)	104	(c)	(30)
Other, net	266	(151	)(b),(c),(d),(i),(l)	115	134	—		134

Total other income and deductions	(725)	(52)		(777)	(829)	118		(711)

Income from continuing operations before income taxes	2,796	641		3,437	1,895	1,500		3,395
Income taxes	1,206	54	(b),(c),(d),(e),(f),(g),(i),(l),(m)	1,260	944	350	(b),(c),(d),(f)	1,294

Income from continuing operations	1,590	587		2,177	951	1,150		2,101
Income (loss) from discontinued operations	2	(4	)(h)	(2)	14	(18	)(h)	(4)

Income before cumulative effect of changes in accounting principles	1,592	583		2,175	965	1,132		2,097
Cumulative effect of changes in accounting principles, net of	—	—		—	(42)	42	(k)	—

Net income	$1,592	$583		$2,175	$923	$1,174		$2,097

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(b)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities.

(c)	Adjustment to exclude the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives.

(d)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG which was terminated in September 2006.

(e)	Adjustment to exclude the decrease in Generation’s nuclear decommissioning obligation liability related to the AmerGen Energy Company, LLC nuclear plants.

(f)	Adjustment to exclude severance charges.

(g)	Adjustment to exclude a one-time benefit to recover previously incurred severance costs approved by the December 2006 amended ICC rate order.

(h)	Adjustment to exclude the financial impact of Generation’s prior investment in Sithe (sold in January 2005).

(i)	Adjustment to exclude a one-time benefit to recover previously incurred debt costs approved by the July 2006 ICC rate order.

(j)	Adjustment to exclude the impairments of ComEd’s goodwill.

(k)	Adjustment for the cumulative effect of adopting FIN 47.

(l)	Adjustment to exclude an impairment charge related to Generation’s investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP), the sale of which closed on February 9, 2007.

(m)	Adjustment to exclude the settlement of a tax matter at Generation related to Sithe.

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2006			Twelve Months Ended December 31, 2005
(in millions, except per share date)	GAAP(a)	Adjustments	Adjusted Non-GAAP	GAAP(a)	Adjustments	Adjusted Non-GAAP
Earnings per average common share
Basic:
Income from continuing operations	$2.37	$0.88	$3.25	$1.42	$1.73	$3.15
Income (loss) from discontinued operations	—	—	—	0.02	(0.03)	(0.01)

Income before cumulative effect of changes in accounting principles	$2.37	$0.88	$3.25	$1.44	$1.70	$3.14
Cumulative effect of changes in accounting principles, net of income taxes	—	—	—	(0.06)	0.06	—

Net income	$2.37	$0.88	$3.25	$1.38	$1.76	$3.14

Diluted:
Income from continuing operations	$2.35	$0.87	$3.22	$1.40	$1.71	$3.11
Income (loss) from discontinued operations	—	—	—	0.02	(0.03)	(0.01)

Income before cumulative effect of changes in accounting principles	2.35	0.87	3.22	1.42	1.68	3.10
Cumulative effect of changes in accounting principles, net of income taxes	—	—	—	(0.06)	0.06	—

Net income	$2.35	$0.87	$3.22	$1.36	$1.74	$3.10

Average common shares outstanding
Basic	670		670	669		669
Diluted	676		676	676		676

(a)	Results reported in accordance with GAAP.

Exelon Generation Company – Reconciliation of Adjusted (non-GAAP) Operating

Earnings to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$9,143	$—		$9,143	$9,046	$—		$9,046
Operating expenses
Purchased power	2,027	179	(b)	2,206	2,569	(12	)(b)	2,557
Fuel	1,951	(77	)(b)	1,874	1,913	(4	)(b)	1,909
Operating and maintenance	2,305	121	(b),(c),(d),(h)	2,426	2,288	(9	)(c),(d)	2,279
Depreciation and amortization	279	—		279	254	—		254
Taxes other than income	185	—		185	170	—		170

Total operating expenses	6,747	223		6,970	7,194	(25)		7,169

Operating income	2,396	(223)		2,173	1,852	25		1,877

Other income and deductions
Interest expense, net	(159)	7	(i)	(152)	(128)	—		(128)
Equity in losses of unconsolidated affiliates	(9)	—		(9)	(1)	—		(1)
Other, net	41	9	(b),(c),(g)	50	95	—		95

Total other income and deductions	(127)	16		(111)	(34)	—		(34)

Income from continuing operations before income taxes	2,269	(207)		2,062	1,818	25		1,843
Income taxes	866	(79	)(b),(c),(d),(e),(f),(g),(h)	787	709	10	(b),(c),(d)	719

Income from continuing operations	1,403	(128)		1,275	1,109	15		1,124
Income from discontinued operations	4	(4	)(f)	—	19	(18	)(f)	1

Income before cumulative effect of a change in accounting principle	1,407	(132)		1,275	1,128	(3)		1,125
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(30)	30	(e)	—

Net income	$1,407	$(132)		$1,275	$1,098	$27		$1,125

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude the mark-to-market impact of Generation’s economic hedging activities.

(c)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG, which was terminated in September 2006.

(d)	Adjustment to exclude severance charges.

(e)	Adjustment for the cumulative effect of adopting FIN 47.

(f)	Adjustment to exclude the financial impact of Generation’s investment in Sithe (sold in January 2005).

(g)	Reflects an impairment charge related to Generation’s investments in TEG and TEP, the sale of which closed on February 9, 2007.

(h)	Adjustment to exclude the decrease in Generation’s nuclear decommissioning obligation liability related to the AmerGen nuclear plants.

(i)	Adjustment to exclude the settlement of a tax matter at Generation related to Sithe.

Commonwealth Edison Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$6,101	5	(f)	$6,106	$6,264	$—		$6,264
Operating expenses
Purchased power	3,292	—		3,292	3,520	—		3,520
Operating and maintenance	745	145	(b),(c),(h)	890	833	6	(b),(c)	839
Impairment of goodwill	776	(776	)(d)	—	1,207	(1,207	)(d)	—
Depreciation and amortization	430	—		430	413	—		413
Taxes other than income	303	—		303	303	—		303

Total operating expenses	5,546	(631)		4,915	6,276	(1,201)		5,075

Operating income (loss)	555	636		1,191	(12)	1,201		1,189

Other income and deductions
Interest expense, net	(308)	—		(308)	(291)	—		(291)
Equity in losses of unconsolidated affiliates	(10)	—		(10)	(14)	—		(14)
Other, net	96	(87	)(g)	9	4	—		4

Total other income and deductions	(222)	(87)		(309)	(301)	—		(301)

Income (loss) before income taxes	333	549		882	(313)	1,201		888
Income taxes	445	(91	)(b),(c),(f),(g),(h)	354	363	(2	)(b),(c)	361

Income (loss) before cumulative effect of a change in accounting principle	(112)	640		528	(676)	1,203		527
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(9)	9	(e)	—

Net income (loss)	$(112)	$640		$528	$(685)	$1,212		$527

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG, which was terminated in September 2006.

(c)	Adjustment to exclude severance charges.

(d)	Adjustment to exclude the impairment of ComEd’s goodwill.

(e)	Adjustment for the cumulative effect of adopting FIN 47.

(f)	Adjustment to exclude the mark-to-market impact of one wholesale contract at ComEd.

(g)	Adjustment to exclude a one-time benefit approved by the July 2006 ICC rate order to recover previously incurred debt expenses to retire debt early.

(h)	Adjustment to exclude a one-time benefit approved by the December 2006 amended ICC rate order to recover previously incurred severance costs.

PECO Energy Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$5,168	$—		$5,168	$4,910	$—		$4,910
Operating expenses
Purchased power	2,104	—		2,104	1,918	—		1,918
Fuel	598	—		598	597			597
Operating and maintenance	628	(13	)(b),(c)	615	549	(7	)(b),(c)	542
Depreciation and amortization	710	(9	)(b)	701	566	(13	)(b)	553
Taxes other than income	262	—		262	231	—		231

Total operating expenses	4,302	(22)		4,280	3,861	(20)		3,841

Operating income	866	22		888	1,049	20		1,069

Other income and deductions
Interest expense, net	(266)	—		(266)	(279)	—		(279)
Equity in losses of unconsolidated affiliates	(9)	—		(9)	(16)	—		(16)
Other, net	30	—		30	13	—		13

Total other income and deductions	(245)	—		(245)	(282)	—		(282)

Income before income taxes	621	22		643	767	20		787
Income taxes	180	8	(b),(c)	188	247	7	(b),(c)	254

Income before cumulative effect of a change in accounting principle	441	14		455	520	13		533
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(3)	3	(d)	—

Net income	$441	$14		$455	$517	$16		$533

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG, which was terminated in September 2006.

(c)	Adjustment to exclude severance charges.

(d)	Adjustment for the cumulative effect of adopting FIN 47.

Exelon and Operating Companies – Capital Structure and Capitalization Ratios

(at December 31)	2006				2005				2004
	(in millions)		(in percent)	(in percent)(a)	(in millions)		(in percent)	(in percent)(a)	(in millions)	(in percent)	(in percent)(a)
Exelon (consolidated)
Total Debt	$13,045		56.5	49.8	$13,964		60.3	52.1	$13,551	58.6	47.8
Preferred Securities of Subsidiaries	87		0.4	0.4	87		0.4	0.5	87	0.4	0.5
Total Shareholders’ Equity	9,973	(d)	43.2	49.7	9,125	(c)	39.4	47.5	9,489	41.0	51.8

Total Capitalization	23,105				23,176				23,127

Transition Debt	$3,051				$3,963				$4,797
Exelon Generation
Total Debt(b)	$1,790		24.6		$2,203		35.6		$2,913	48.9
Total Members’ Equity	5,480		75.4		3,980		64.4		3,039	51.1

Total Capitalization	$7,270				$6,183				$5,952

ComEd
Total Debt(b)	$4,648		42.5	38.8	$4,775		42.7	37.2	$4,875	42.0	34.4
Total Shareholders’ Equity	6,298	(d)	57.5	61.2	6,396	(c)	57.3	62.8	6,740	58.0	65.6

Total Capitalization	10,946				11,171				11,615

Transition Debt(e)	$648				$987				$1,341
PECO Energy
Total Debt(b)	$4,197		69.9	49.8	$4,562		72.8	48.2	$4,839	77.6	49.7
Total Shareholders’ Equity	1,809		30.1	50.2	1,704		27.2	51.8	1,398	22.4	50.3

Total Capitalization	6,006				6,266				6,237

Transition Debt(f)	$2,404				$2,975				$3,456

(a)	Excluding ComEd and PECO transition debt.

(b)	Debt includes borrowings from intercompany money pool; as of January 10, 2006, ComEd suspended participation in the intercompany money pool.

(c)	Reflects $1,207 million charge related to the impairment of ComEd’s goodwill in 2005; goodwill balance totaled $3,475 million at December 31, 2005.

(d)	Reflects $776 million charge related to the impairment of ComEd’s goodwill in 2006; goodwill balance totaled $2,694 million at December 31, 2006.

(e)	ComEd transition debt maturities (in millions): 2007 - $308, 2008 - $340.

(f)	PECO transition debt maturities (in millions): 2007 - $273, 2008 - $625, 2009 - $700, 2010 - $806.

Note:	Numbers may not add due to rounding.

Credit Ratings as of August 31, 2007

	Moody’s Investors Service(a)	Standard & Poor’s Corporation(b)	Fitch Ratings(c)
Exelon Corporation
Senior Unsecured Debt	Baa2	BBB	BBB+
Commercial Paper	P2	A2	F2

Exelon Generation
Senior Unsecured Debt	Baa1	BBB+	BBB+
Commercial Paper	P2	A2	F2

ComEd
Senior Secured Debt	Baa2	BBB-	BBB
Senior Unsecured Debt	Ba1	B+	BBB-
Commercial Paper	Not Prime	B	B

PECO Energy
Senior Secured Debt	A2	A-	A
Senior Unsecured Debt	A3	BBB	A-
Commercial Paper	P1	A2	F2

(a)	ComEd and PECO ratings outlooks are stable; Exelon, and Generation ratings are under review for possible upgrade.

(b)	Exelon, PECO and Generation ratings outlooks are stable; ComEd ratings outlook is positive.

(c)	Exelon, ComEd, PECO and Generation ratings outlooks are stable.

Exelon Corporation – Long-Term Debt Outstanding as of December 31, 2006

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
Senior Notes Payable
2005 Senior Notes Payable	4.45%	6/9/05	6/15/10	$400	$0	$400
2005 Senior Notes Payable	4.90%	6/9/05	6/15/15	800	0	800
2005 Senior Notes Payable	5.625%	6/9/05	6/15/35	500	0	500
2001 Senior Notes Payable	6.75%	5/8/01	5/1/11	500	0	500

Total Senior Notes Payable				$2,200	$0	$2,200

Unamortized Debt Discount				$(3)	$0	$(3)

Total Long-Term Debt				$2,197	$0	$2,197

Maturities
2007	$0
2008	0
2009	0
2010	400
2011	$500

Exelon Generation – Long-Term Debt Outstanding as of December 31, 2006

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
Senior Notes
2001 Senior Unsecured Notes	6.95%	6/14/01	6/15/11	$700	$0	$700
2003 Senior Unsecured Notes	5.35%	12/16/03	1/15/14	500	0	500

Total Senior Unsecured Notes				$1,200	$0	$1,200

Unsecured Pollution Control Notes
Montgomery Co. 2001 Ser. B	var. rate	9/5/01	10/1/30	69	0	69
Delaware Co. 2001 Ser. A	var. rate	4/25/01	4/1/21	39	0	39
Montgomery Co. 2001 Ser. A	var. rate	4/25/01	10/1/34	13	0	13
Delaware Co. 1993 Ser. A	var. rate	8/24/93	8/1/16	24	0	24
Salem Co. 1993 Ser. A	var. rate	9/9/93	3/1/25	23	0	23
Montgomery Co. 1994 Ser. A	var. rate	2/14/95	6/1/29	83	0	83
Montgomery Co. 1994 Ser. B	var. rate	7/2/95	6/1/29	13	0	13
York County 1993 Ser. A	var. rate	8/24/93	8/1/16	18	0	18
Montgomery Co. 1996 Ser. A	var. rate	3/27/96	3/1/34	34	0	34
Montgomery Co. 2002 Ser. A	var. rate	7/24/02	12/1/29	30	0	30
Indiana Co. 2003 A	var. rate	6/3/03	6/1/27	17	0	17
Delaware Co. 1999 Ser. A	var. rate	10/1/04	4/1/21	51	0	51
Montgomery Co. 1999 Ser. A	var. rate	10/1/04	10/1/30	92	0	92
Montgomery Co. 1999 Ser. B	var. rate	10/1/04	10/1/34	14	0	14

Total Unsec. Pollution Control Notes				$520	$0	$520

AmerGen Notes Payable - Oyster Creek	6.33%		8/8/09	$29	$10	$19
Capital Leases				$44	$2	$42

Unamortized Debt Discount				$(3)	$0	$(3)

Total Long-Term Debt				$1,790	$12	$1,778

Maturities
2007	$12
2008	12
2009	11
2010	2
2011	$702

ComEd – Long-Term Debt Outstanding as of December 31, 2006

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
First Mortgage Bonds
99	3.70%	1/22/03	2/1/08	$295	$0	$295
83	8.00%	5/15/92	5/15/08	120	0	120
Pollution Control-1994B	5.70%	1/15/94	1/15/09	16	0	16
102	4.74%	8/25/03	8/15/10	212	0	212
105	5.40%	12/19/06	12/15/11	345	0	345
98	6.15%	3/13/02	3/15/12	450	0	450
92	7.625%	4/15/93	4/15/13	125	0	125
IL Dev. Fin. Authority-2002 A	var. rate	6/4/02	4/15/13	100	0	100
94	7.50%	7/1/93	7/1/13	127	0	127
IL Dev. Fin. Authority-2003 D	var. rate	12/23/03	1/15/14	20	0	20
Pollution Control-1994C	5.85%	1/15/94	1/15/14	17	0	17
101	4.70%	4/7/03	4/15/15	260	0	260
104	5.95%	8/28/06	8/15/16	415	0	415
IL Fin. Authority-2005	var. rate	3/17/05	3/1/17	91	0	91
IL Dev. Fin. Authority-2003 A	var. rate	5/8/03	5/15/17	40	0	40
IL Dev. Fin. Authority-2003 B	var. rate	9/24/03	11/1/19	42	0	42
IL Dev. Fin. Authority-2003 C	var. rate	11/19/03	3/1/20	50	0	50
100	5.875%	1/22/03	2/1/33	254	0	254
103	5.90%	3/6/06	3/15/36	325	0	325

Total First Mortgage Bonds				$3,304	$0	$3,304

Sinking Fund Debentures
Sinking Fund Debenture	3.875%	1/1/58	1/1/08	2	1	1
Sinking Fund Debenture	4.625%	1/1/59	1/1/09	1	0	1
Sinking Fund Debenture	4.75%	12/1/61	12/1/11	5	1	4

Total Sinking Fund Debentures				$8	$2	$6

Notes Payable
Notes Payable	7.625%	1/9/97	1/15/07	145	145	0
Notes Payable	6.95%	7/16/98	7/15/18	140	0	140

Total Notes Payable				$285	$145	$140

Long-Term Debt To Financing Trusts
Class A-6 Transitional Funding Trust Notes, Series 1998	5.63%	12/16/98	6/25/07	138	138	0
Class A-7 Transitional Funding Trust Notes, Series 1998	5.74%	12/16/98	12/25/08	510	170	340
Subordinated Debentures to ComEd Financing II	6.35%	3/17/03	3/15/33	206	0	206
Subordinated Debentures to ComEd Financing III	8.50%	1/24/97	1/15/27	155	0	155

Total Long-Term Debt to Financing Trusts				$1,009	$308	$701

Unamortized Debt Discount				$(17)	$0	$(17)

Total Long-Term Debt				$4,588	$455	$4,133

Maturities
2007	$455
2008	757
2009	17
2010	213
2011	$347

PECO Energy – Long-Term Debt Outstanding as of December 31, 2006

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
First Mortgage Bonds
FMB	5.90%	4/23/04	5/1/34	$75	$0	$75
FMB	3.50%	4/28/03	5/1/08	450	0	450
FMB	5.95%	11/1/01	11/1/11	250	0	250
FMB	4.75%	9/23/02	10/1/12	225	0	225
FMB	5.95%	9/25/06	10/1/36	300	0	300

Total First Mortgage Bonds				$1,300	$0	$1,300

Mortgage-Backed Pollution Control Notes
Delaware Co. 1988 Ser. A	var. rate	4/1/93	12/1/12	50	0	50
Delaware Co. 1988 Ser. B	var. rate	4/1/93	12/1/12	50	0	50
Delaware Co. 1988 Ser. C	var. rate	4/1/93	12/1/12	50	0	50
Salem Co. 1988 Ser. A	var. rate	4/1/93	12/1/12	4	0	4

Total Mortgage-Backed Pollution Control Notes				$154	$0	$154

Notes Payable - Accounts Receivable Agreement	variable		11/12/10	$17	$0	$17

Long-Term Debt to PETT(a) and Other Financing Trusts
1999 A-7	6.13%	3/26/99	9/1/08	848	273	575
2000 A-3	7.625%	5/2/00	3/1/09	399	0	399
2000 A-4	7.65%	5/2/00	9/1/09	351	0	351
2001 A-1	6.52%	3/1/01	9/1/10	805	0	805
PECO Energy Capital Trust III	7.38%	4/6/98	4/6/28	81	0	81
PECO Energy Capital Trust IV	5.75%	6/24/03	6/15/33	103	0	103

Total Long-Term Debt to PETT and Other Financing Trusts				$2,588	$273	$2,315

Unamortized Debt Discount				$(2)	$0	$(2)

Total Long-Term Debt				$4,057	$273	$3,784

(a)	PETT = PECO Energy Transition Trust

Maturities
2007	$273
2008	1,075
2009	700
2010	823
2011	$250

Exelon Service Area and Selected Generating Assets*

Illinois

A	Exelon Corporate HQ
A	ComEd HQ
B	Exelon Nuclear HQ
1	Braidwood (N)
2	Byron (N)
3	Clinton (N)
4	Dresden (N)
5	LaSalle (N)
6	Quad Cities (N)
7	Southeast Chicago (F)

Maine

8	Wyman (F)

Maryland

9	Conowingo (R)

Massachusetts

10	Framingham (F)
11	New Boston (F)
12	West Medway (F)

New Jersey

13	Oyster Creek (N)
14	Salem (N)

Pennsylvania

C	Exelon Power Team HQ
C	Exelon Power HQ
C	Exelon Generation HQ
D	PECO HQ
15	Conemaugh (F)
16	Cromby (F)
17	Eddystone (F)
18	Fairless Hills (R)
19	Keystone (F)
20	Limerick (N)
21	Muddy Run (R)
22	Peach Bottom (N)
23	Schuylkill (F)
24	Three Mile Island (N)

Texas

25	Handley (F)
26	LaPorte (F)
27	Mountain Creek (F)

2006 Exelon Generation – Ownership Equity

	Output Mix in Megawatt Hours (MWh)	Capacity in Megawatts (MW)
Nuclear	92%	66%
Coal	6%	6%
Oil	<1%	10%
Gas	<1%	12%
Renewables	1%	6%

*	Map does not show 8 sites in the Philadelphia area where Exelon has peaking combustion turbines.

Exelon Generation – Generating Resources

Sources of Electric Supply

(GWhs)	2006	2005	2004
Nuclear units	139,610	137,936	136,621
Purchases – non-trading portfolio	38,297	42,623	48,968
Fossil and hydroelectric units	12,773	13,778	17,010

Total supply	190,680	194,337	202,599

Type of Capacity

(MWs) At December 31,	2006	2005	2004
Owned generation assets
Nuclear	16,945	16,856	16,751
Fossil	6,992	6,636	6,709
Hydroelectric	1,606	1,607	1,633

Owned generation assets	25,543	25,099	25,093
Long-term contracts	7,691	8,191	8,701
TEG and TEP(a)	230	230	230
Sithe(b)	—	—	663

Total generating resources	33,464	33,520	34,687

(a)	Generation, through its investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP), owned a 49.5% interest in two facilities in Mexico, each with a capacity of 230 MWs. On February 9, 2007, Generation sold its ownership interests in TEG and TEP.

(b)	Based on Generation’s 50% ownership of Sithe Energies, Inc; Sithe investment was sold on January 31, 2005.

Long-Term Contracts

(At August 31, 2007)

ISO Region	Dispatch Type	Location	Seller	Fuel Type	Delivery Term	Capacity (MW)
PJM	Base-load	Kincaid, IL	Kincaid Generation, LLC	Coal	1998 – 2013	1,108
SERC	Peaking	Franklin, GA	Tenaska Georgia Partners, LP(a)	Oil/Gas	2001 – 2030	925
ERCOT	Base-load	Shiro, TX	Tenaska Frontier Partners, LLP	Oil/Gas	2000 – 2020	830
SPP	Peaking	Jenks, OK	Green Country Energy, LLC	Oil/Gas	2002 – 2022	795
PJM	Peaking	Elwood, IL	Elwood Energy, LLC	Oil/Gas	2001 – 2012	775
PJM	Peaking	Manhattan, IL	Lincoln Generating Facility, LLC	Oil/Gas	2003 – 2011	664
PJM	Peaking	Aurora, IL	Reliant Energy Wholesale Generation, LLC	Oil/Gas	2003 – 2008	600
PJM	Base-load	Hammond, IN	State Line Energy, LLC	Coal	1997 – 2012	515
ERCOT	Intermediate	Granbury, TX	Wolf Hollow, LP	Oil/Gas	2003 – 2023	350
PJM	Peaking	Lee County, IL	Duke Energy Trading Inc.	Oil/Gas	2001 – 2008	344
PJM	Peaking	East Dundee, IL	Dynegy Inc. (Rocky Road Plant)	Oil/Gas	2001 – 2009	330
PJM	Peaking	Crete, IL	DTE Energy Trading and Marketing, LLC	Oil/Gas	2003 – 2008	294
PJM	Peaking	Morris, IL	Morris Cogeneration, LLC	Oil/Gas	2001 – 2011	100
PJM	Peaking	Kincaid, IL	Kincaid Generation, LLC	Coal	2001 – 2013	50

Total						7,680

ISO = Independent System Operator

(a)	On April 4, 2007, Exelon Generation agreed to sell its rights to all of the capacity, energy and ancillary services supplied from this contract through a tolling agreement with Georgia Power, commencing June 1, 2010 and lasting for 15–20 years, subject to regulatory approval.

Exelon Generation – Nuclear Generating Capacity

Exelon Nuclear Fleet(a)

(At December 31, 2006)

Station	Number of Units	Plant Type	NSSS Vendor	Net Annual Mean Rating (MW)	Start Date	License Expires	Ownership	Last Refueling Completed by Unit	Refueling Cycle
Braidwood	2	PWR	W	1,194/1,166	1988	2026/2027	100%	May-06/Nov-06	18 mos.
Byron	2	PWR	W	1,183/1,153	1985/1987	2024/2026	100%	Oct-06/May-07	18 mos.
Clinton	1	BWR	GE	1,048	1987	2026	100%(b)	Feb-06	24 mos.
Dresden	2	BWR	GE	871/871	1970/1971	2029/2031	100%	Nov-05/Nov-06	24 mos.
LaSalle	2	BWR	GE	1,138/1,150	1984	2022/2023	100%	Mar-06/Mar-07	24 mos.
Limerick	2	BWR	GE	1,151/1,151	1986/1990	2024/2029	100%	Mar-06/Apr-07	24 mos.
Oyster Creek	1	BWR	GE	625	1969	2009(c)	100%(b)	Nov-06	24 mos.
Peach Bottom	2	BWR	GE	1,138/1,131	1974	2033/2034	50% Exelon,	Oct-06/Oct-05	24 mos.
							50% PSEG Nuclear
Quad Cities	2	BWR	GE	866/871	1973	2032/2032	75% Exelon,	May-07/Apr-06	24 mos.
							25% Mid-American
							Energy Holdings
Three Mile Island	1	PWR	B&W	837	1974	2014	100%(b)	Nov-05	24 mos.

Total	17			17,544			15,976 MW owned

(a)	Does not include Exelon Generation’s 42.59%, 969 MW, interest in Salem Units 1 and 2 (PWRs). Last refueling outages: Salem Unit 1 completed April 2007 and Unit 2 completed November 2006.

(b)	Clinton, Oyster Creek and Three Mile Island are operated by AmerGen, wholly owned by Generation.

(c)	A December 2004 order permits Oyster Creek to operate beyond its license expiration if the NRC has not completed its renewal application review.

Notes:	PWR = pressurized water reactor; BWR = boiling water reactor

NSSS Vendor = Nuclear Steam Supply System Vendor

Nuclear Operating Data

	2006		2005	2004
Fleet capacity factor (a)	93.9	%(b)	93.5%	93.5%
Fleet production cost per MWh(a)	$13.85		$13.03	$12.43

Refueling Outage Days(a) – 2006

– Conducted ten refueling outages

– Average refueling outage duration: 24 days

– U.S. average refueling duration: ~39 days

Net Generation – 2006

– 131,385 GWhs, excluding Salem

– 139,610 GWhs, including Salem

Refueling Outages (including Salem)

2006: 11 actual

2007: 9 planned

2008: 12 planned

(a)	Excludes Salem; Salem Unit 1 and Unit 2 capacity factors in 2006 were 100.7% and 93.6%, respectively.

(b)	vs. industry average of 89.3%.

Source for industry averages: Exelon Nuclear 2007 Benchmarking Report

Exelon Generation – Total Electric Generating Capacity

Owned net electric generating capacity by station at December 31, 2006; does not include properties held by equity method investments:

Base-load units are plants that normally operate to take all or part of the minimum continuous load of a system, and consequently produce electricity at an essentially constant rate. Intermediate units are plants that normally operate to take load of a system during the daytime higher load hours, and consequently produce electricity by cycling on and off daily. Peaking units are plants that usually house low-efficiency, quick response steam units, gas turbines, diesels, or pumped-storage hydroelectric equipment normally used during the maximum load periods.

Station	Location	Number of Units	Percent Owned(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity(b) (MW)
Nuclear (c)
Braidwood	Braidwood, IL	2		Uranium	Base-load	2,360
Byron	Byron, IL	2		Uranium	Base-load	2,336
Clinton	Clinton, IL	1		Uranium	Base-load	1,048
Dresden	Morris, IL	2		Uranium	Base-load	1,742
LaSalle	Seneca, IL	2		Uranium	Base-load	2,288
Limerick	Limerick Twp., PA	2		Uranium	Base-load	2,302
Oyster Creek	Forked River, NJ	1		Uranium	Base-load	625
Peach Bottom	Peach Bottom Twp., PA	2	50.00	Uranium	Base-load	1,135	(d)
Quad Cities	Cordova, IL	2	75.00	Uranium	Base-load	1,303	(d)
Salem	Hancock’s Bridge, NJ	2	42.59	Uranium	Base-load	969	(d)
Three Mile Island	Londonderry Twp, PA	1		Uranium	Base-load	837

						16,945
Fossil (Steam Turbines)
Conemaugh	New Florence, PA	2	20.72	Coal	Base-load	352	(d)
Cromby 1	Phoenixville, PA	1		Coal	Intermediate	147
Cromby 2	Phoenixville, PA	1		Oil/Gas	Intermediate	211
Eddystone 1, 2	Eddystone, PA	2		Coal	Intermediate	599
Eddystone 3, 4	Eddystone, PA	2		Oil/Gas	Intermediate	760
Fairless Hills	Falls Twp, PA	2		Landfill Gas	Peaking	60
Handley 4, 5	Fort Worth, TX	2		Gas	Peaking	916
Handley 3	Fort Worth, TX	1		Gas	Intermediate	400
Keystone	Shelocta, PA	2	20.99	Coal	Base-load	357	(d)
Mountain Creek 2, 6, 7	Dallas, TX	3		Gas	Peaking	273
Mountain Creek 8	Dallas, TX	1		Gas	Intermediate	550
New Boston 1	South Boston, MA	1		Gas	Intermediate	355
Schuylkill	Philadelphia, PA	1		Oil	Peaking	175
Wyman	Yarmouth, ME	1	5.89	Oil	Intermediate	36	(d)

						5,191
Fossil (Combustion Turbines)
Chester	Chester, PA	3		Oil	Peaking	54
Croydon	Bristol Twp., PA	8		Oil	Peaking	497
Delaware	Philadelphia, PA	4		Oil	Peaking	74
Eddystone	Eddystone, PA	4		Oil	Peaking	76
Falls	Falls Twp., PA	3		Oil	Peaking	60
Framingham	Framingham, MA	3		Oil	Peaking	41
LaPorte	Laporte, TX	4		Gas	Peaking	160
Medway	West Medway, MA	3		Oil	Peaking	172
Moser	Lower Pottsgrove Twp., PA	3		Oil	Peaking	60
New Boston	South Boston, MA	1		Gas	Peaking	18
Pennsbury	Falls Twp., PA	2		Landfill Gas	Peaking	6
Richmond	Philadelphia, PA	2		Oil	Peaking	132
Salem	Hancock’s Bridge, NJ	1	42.59	Oil	Peaking	16	(d)
Schuylkill	Philadelphia, PA	2		Oil	Peaking	38
Southeast Chicago	Chicago, IL	8		Gas	Peaking	312
Southwark	Philadelphia, PA	4		Oil	Peaking	72

						1,788

Exelon Generation – Total Electric Generating Supply

(continued)

Owned net electric generating capacity by station at December 31, 2005; does not include properties held by equity method investments:

Station	Location	Number of Units	Percent Owned(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity(b) (MW)
Fossil (Internal Combustion/Diesel)
Conemaugh	New Florence, PA	4	20.72	Oil	Peaking	2	(d)
Cromby	Phoenixville, PA	1		Oil	Peaking	3
Delaware	Philadelphia, PA	1		Oil	Peaking	3
Keystone	Shelocta, PA	4	20.99	Oil	Peaking	2	(d)
Schuylkill	Philadelphia, PA	1		Oil	Peaking	3

						13
Hydroelectric
Conowingo	Harford Co. MD	11		Hydroelectric	Base-load	536
Muddy Run	Lancaster, PA	8		Hydroelectric	Intermediate	1,070

						1,606

Total		126				25,543

(a)	100%, unless otherwise indicated.

(b)	For nuclear stations, except Salem, capacity reflects the annual mean rating. All other stations, including Salem, reflect a summer rating.

(c)	All nuclear stations are boiling water reactors except Braidwood, Byron, Salem and Three Mile Island, which are pressurized water reactors.

(d)	Net generation capacity is stated at proportionate ownership share.

Fossil Emissions Reduction Summary

Owned generation as of December 31, 2006. Table does not include station auxiliary equipment, peaking combustion turbines or plants where Exelon owns less than 100 MW.

		Net Generation Available for Sale (MWh)
Fossil Station	Capacity (MW, Summer Rating)	2006	2005	2004
Conemaugh (New Florence, PA)	352	2,960,319	2,681,176	2,698,520
Units: 2 coal units (baseload)
Reduction Technology: SO2 scrubbed
Data reflects Exelon Generation’s 20.72% plant ownership.

Cromby (Phoenixville, PA)	358	733,272	1,010,799	928,105
Units: 1 coal unit (intermediate), 1 oil/gas steam unit (intermediate)
Reduction Technology: SO2 scrubbed (coal unit) and SNCR NOx

Eddystone (Eddystone, PA)	1,359	2,925,962	3,748,334	3,205,674
Units: 2 coal units (intermediate), 2 oil/gas steam units (intermediate)
Reduction Technology: SO2 scrubbed (coal units), SNCR NOx, and low NOx burners with separate overfire air

Handley(a) (Ft. Worth, TX)	1,316	715,028	803,986	1,017,590
Units: 3 gas steam units (peaking/intermediate)
Reduction Technology: SCR NOx (Units 3,4, and 5)

Keystone (Shelocta, PA)	357	2,671,192	2,827,950	2,578,620
Units: 2 coal units (baseload)
Reduction Technology: SCR NOx
Data reflects Exelon Generation’s 20.99% plant ownership.
SO2 scrubbers planned for 2009.

Mountain Creek(a) (Dallas, TX)	823	530,147	660,123	459,909
Units: 4 gas steam units (peaking/intermediate)
Reduction Technology: Induced flue gas recirculation (Units 6 and 7) and SCR NOx (Unit 8)

New Boston (South Boston, MA)	355	211,461	246,860	160,563
Units: 1 gas steam unit (intermediate)
Reduction Technology: None

Schuylkill (Philadelphia, PA)	175	27,204	129,260	70,782
Units: 1 oil steam unit (peaking)
Reduction Technology: None

(a)	Handley Units 1 and 2 and Mountain Creek Unit 3 were removed from service in 2005. These units represented a combined 195 MW of capacity.

Fossil Emissions Reduction Summary

Emissions (tons)				Reduction Technology
Type	2006	2005	2004	SO2 Scrubbed	SCR/SNCR NOx	Low NOx burners with separate overfire air	Induced flue gas recirculation
Conemaugh
SO2	1,665	1,487	1,493	X
NOx	4,842	4,074	4,091
CO2	2,898,948	2,612,601	2,556,113

Cromby
SO2	3,613	4,990	6,873	X (Coal Unit)
NOx	1,693	2,105	2,057		X
CO2	970,953	1,221,416	1,249,773

Eddystone
SO2	6,494	8,675	8,242	X (Coal Units)
NOx	5,409	6,378	5,276		X	X
CO2	3,720,295	4,617,722	4,172,765

Handley
SO2	3	3	4
NOx	57	56	206		X (Units 3, 4, 5)
CO2	564,301	654,284	825,199

Keystone
SO2	34,497	37,523	35,958
NOx	2,684	2,938	2,850		X
CO2	2,575,707	2,718,347	2,467,692

Mountain Creek
SO2	2	2	4
NOx	82	97	78		X (Unit 8)		X (Units 6, 7)
CO2	377,003	489,586	353,462

New Boston
SO2	1	1	1
NOx	115	132	93
CO2	138,129	163,798	110,507

Schuylkill
SO2	95	359	407
NOx	43	180	82
CO2	32,445	140,475	74,517

Exelon Generation – Annual Electric Supply and Sales Statistics

	Twelve Months Ended December 31,
(in GWhs)	2006	2005	2004
Supply
Nuclear	139,610	137,936	136,621
Purchased Power - Generation(a)	38,297	42,623	48,968
Fossil and Hydro	12,773	13,778	17,010

Power Team Supply	190,680	194,337	202,599
Purchased Power - Other	1,413	878	585

Total Electric Supply Available for Sale	192,093	195,215	203,184
Less: Line Loss and Company Use	(10,300)	(10,368)	(9,264)

Total Supply	181,793	184,847	193,920
Energy Sales
Retail Sales	135,273	137,348	130,945
Power Team Market Sales(a)	64,800	66,049	86,049
Interchange Sales and Sales to Other Utilities	3,274	2,854	2,470

	203,347	206,251	219,464
Less: Delivery Only Sales	(21,554)	(21,404)	(25,544)

Total Energy Sales	181,793	184,847	193,920

(a) Purchased power and market sales do not include trading volume of 31,692 GWhs, 26,924 GWhs and 24,001 GWhs for the twelve months ended December 31, 2006, 2005 and 2004, respectively.

	Twelve Months Ended December 31,
(in GWhs)	2006	2005	2004
Electric Sales
ComEd	79,733	82,798	75,092
PECO	39,621	39,163	35,373
Market(a)	71,326	72,376	92,134

Total Electric Sales(b),(c)	190,680	194,337	202,599

Average Margin ($/MWh)
Average Realized Revenue
ComEd	$35.89	$37.50	$30.66
PECO	45.73	42.64	40.91
Market(d)	51.03	46.16	35.03
Total Electric Sales	43.60	41.76	34.43
Average Purchased Power and Fuel Cost(e)	$18.02	$20.11	$17.60
Average Margin(e)	$25.58	$21.65	$16.83
Around-the-clock Market Prices ($/MWh)(f)
PJM West Hub	$51.07	$60.92	$42.34
NIHUB	41.42	46.39	31.15

(a)	Represents wholesale and retail sales.

(b)	Excludes retail gas sales, trading portfolio and other operating revenue.

(c)	Total sales do not include trading volume of 31,692 GWhs, 26,924 GWhs and 24,001 GWhs for the twelve months ended December 31, 2006, 2005 and 2004, respectively.

(d)	Market and retail sales exclude revenues related to tolling agreements of $86 million, $86 million and $97 million for the twelve months ended December 31, 2006, 2005 and 2004, respectively.

(e)	Excludes the mark-to-market impact of Generation’s economic hedging activities.

(f)	Represents the average for the year.

Exelon Generation – Electric Supply and Sales Statistics by Quarter

	Three Months Ended
(in GWhs)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Supply
Nuclear	34,350	35,357	34,810	35,867	35,442	33,491	34,887	35,584
Purchased Power – Generation	8,579	8,683	9,085	13,341	8,101	7,770	8,623	15,393
Fossil and Hydro	2,859	2,994	2,860	3,794	3,148	2,971	3,074	4,321

Power Team Supply	45,788	47,034	46,755	53,002	46,691	44,232	46,584	55,298

	Three Months Ended
(in GWhs)	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Electric Sales
ComEd	5,146	5,926	18,173	22,566	18,685	20,309	19,749	24,331
PECO	9,732	10,279	9,383	11,361	9,262	9,615	9,404	11,442
Market(a)	30,910	30,829	19,199	19,075	18,744	14,308	17,431	19,525

Total Electric Sales(b),(c)	45,788	47,034	46,755	53,002	46,691	44,232	46,584	55,298

Average Margin ($/MWh)
Average Realized Revenue
ComEd	$64.13	$64.12	$30.26	$39.31	$35.80	$37.22	$32.56	$39.87
PECO	51.07	46.70	45.29	47.71	46.32	43.27	42.32	44.84
Market(d)	54.38	53.07	47.76	54.21	50.31	52.14	49.34	53.16
Total Electric Sales	54.77	53.07	40.47	46.47	43.71	43.36	40.81	45.61
Average Purchased Power and Fuel Cost(e)	$18.80	$16.46	$15.66	$24.38	$17.28	$15.94	$18.78	$27.09
Average Margin(e)	$35.97	$36.61	$24.81	$22.09	$26.43	$27.42	$22.03	$18.52
Around-the-clock Market Prices ($/MWh)(f)
PJM West Hub	$57.61	$59.82	$41.66	$58.15	$48.07	$56.42	$73.87	$75.33
NIHUB	44.39	44.80	37.77	46.15	39.28	42.48	52.81	54.75

(a)	Represents wholesale and retail sales.

(b)	Excludes retail gas sales, trading portfolio and other operating revenue.

(c)	Total sales do not include trading volume of 4,775 GWhs, 5,101 GWhs, 8,029 GWhs, 8,909 GWhs, 7,769 GWhs, 6,985 GWhs, 8,756 GWhs and 6,757 GWhs for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, respectively.

(d)	Represents wholesale and retail sales that exclude revenues related to tolling agreements of $52 million, $34 million and $52 million for the three months ended September 30, 2006, June 30, 2006 and September 30, 2005, respectively.

(e)	Excludes the mark-to-market impact of Generation’s economic hedging activities.

(f)	Represents the average for the quarter.

ComEd

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers taking electric service under tariffed rates. The power purchase option (PPO) allows the purchase of electricity from ComEd at market-based prices. Delivery only service reflects customers electing to receive generation service from an alternative supplier. Wholesale and miscellaneous revenues include transmission revenue (including revenue from PJM), sales to municipalities and other wholesale energy sales.

	2006	2005	2004
Retail Deliveries (in GWhs)
Full service
Residential	28,330	30,042	26,463
Small Commercial & Industrial	24,122	21,378	21,662
Large Commercial & Industrial	10,336	7,904	6,913
Public Authorities & Electric Railroads	2,254	2,133	1,893

Total Full Service	65,042	61,457	56,931

PPO
Small Commercial & Industrial	2,475	5,591	4,110
Large Commercial & Industrial	2,259	6,004	5,377

Total PPO	4,734	11,595	9,487

Delivery Only
Small Commercial & Industrial	5,505	5,677	6,305
Large Commercial & Industrial	15,282	13,633	14,634

Total Delivery Only	20,787	19,310	20,939

Total Retail Deliveries	90,563	92,362	87,357
Electric Revenue (in millions)
Full Service
Residential	$2,453	$2,584	$2,295
Small Commercial & Industrial	1,882	1,671	1,649
Large Commercial & Industrial	563	408	380
Public Authorities & Electric Railroads	137	132	126

Total Full Service	5,035	4,795	4,450

PPO
Small Commercial & Industrial	178	385	274
Large Commercial & Industrial	137	345	304

Total PPO	315	730	578

Delivery Only
Small Commercial & Industrial	85	95	128
Large Commercial & Industrial	155	156	204

Total Delivery Only	240	251	332

Total Electric Retail Revenues	5,590	5,776	5,360

Wholesale and Miscellaneous Revenues	516	488	443
Mark-to-market Contracts	(5)	—	—

Total Operating Revenues	$6,101	$6,264	$5,803
Electric Revenue ($ / MWh)
Full Service
Residential	$86.59	$86.01	$86.72
Small Commercial & Industrial	78.02	78.16	76.12
Large Commercial & Industrial	54.47	51.62	54.97
Public Authorities & Electric Railroads	60.78	61.88	66.56

Total Full Service	77.41	78.02	78.16

PPO
Small Commercial & Industrial	71.92	68.86	66.67
Large Commercial & Industrial	60.65	57.46	56.54

Total PPO	66.54	62.96	60.93

Delivery Only
Small Commercial & Industrial	15.44	16.73	20.30
Large Commercial & Industrial	10.14	11.44	13.94

Total Delivery Only	11.55	13.00	15.86

Total Electric Retail Revenues	$61.72	$62.54	$61.36

ComEd

Customers at Year End

	2006	2005	2004
Retail Delivery Customers
Full service
Residential	3,406,239	3,358,596	3,330,778
Small Commercial & Industrial	333,577	324,984	321,994
Large Commercial & Industrial	654	643	490
Public Authorities & Electric Railroads	1,071	1,293	1,267
Street & Highway Lighting	4,773	3,933	3,824
Wholesale	4	4	4

Total Full Service Customers	3,746,318	3,689,453	3,658,357

PPO
Small Commercial & Industrial	667	15,078	9,413
Large Commercial & Industrial	45	614	598
Public Authorities	0	0	0
Street & Highway Lighting	0	1	1

Total PPO Customers	712	15,693	10,012

Delivery Only
Small Commercial & Industrial	18,374	4,954	11,249
Large Commercial & Industrial	1,226	629	900
Public Authorities	0	0	0
Street & Highway Lighting	3	0	0

Total Delivery Only	19,603	5,583	12,149

Total Retail Delivery Customers	3,766,633	3,710,729	3,680,518

Heating and Cooling Degree Days

	2006	2005	2004
Heating Degree Days (normal=6,498)	5,589	6,083	6,053

Cooling Degree Days (normal=830)	931	1,166	615

Peak System Load

	2006	2005	2004
Summer
Highest Peak Load (MW)	23,613	21,635	19,794

Winter
Highest Peak Load (MW)	16,207	16,081	15,222

PECO

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers taking electric service under tariffed rates. Delivery only service reflects customers electing to receive generation service from an alternative supplier. Wholesale and miscellaneous revenues include transmission revenue from PJM and other wholesale energy sales.

	2006	2005	2004
Retail Deliveries (in GWhs)
Full Service
Residential	12,796	13,135	10,349
Small Commercial & Industrial	7,818	7,263	6,728
Large Commercial & Industrial	15,898	15,205	14,908
Public Authorities & Electric Railroads	906	962	914

Total Full Service	37,418	36,565	32,899

Delivery Only
Residential	61	334	2,158
Small Commercial & Industrial	671	1,257	1,687
Large Commercial & Industrial	35	503	760

Total Delivery Only	767	2,094	4,605

Total Retail Deliveries	38,185	38,659	37,504
Electric Revenue (in millions)
Full Service
Residential	$1,780	$1,705	$1,317
Small Commercial & Industrial	943	818	756
Large Commercial & Industrial	1,286	1,173	1,113
Public Authorities & Electric Railroads	83	84	80

Total Full Service	4,092	3,780	3,266

Delivery Only
Residential	5	25	164
Small Commercial & Industrial	36	63	86
Large Commercial & Industrial	1	13	20

Total Delivery Only	42	101	270

Total Electric Retail Revenues	4,134	3,881	3,536

Wholesale and Miscellaneous Revenues	238	212	203

Total Operating Revenues	$4,372	$4,093	$3,739
Electric Revenue ($ / MWh)
Full Service
Residential	$139.11	$129.81	$127.26
Small Commercial & Industrial	120.62	112.63	112.37
Large Commercial & Industrial	80.89	77.15	74.66
Public Authorities & Electric Railroads	91.61	87.32	87.53

Total Full Service	109.36	103.38	99.27

Delivery Only
Residential	81.97	74.85	76.00
Small Commercial & Industrial	53.65	50.12	50.98
Large Commercial & Industrial	28.57	25.84	26.32

Total Delivery Only	54.76	48.23	58.63

Total Electric Retail Revenues	$108.26	$100.39	$94.28

PECO

Customers at Year End

	2006	2005	2004
Retail Delivery Customers
Full service
Residential	1,386,554	1,381,426	1,334,169
Small Commercial & Industrial	124,801	117,663	100,631
Large Commercial & Industrial	3,092	3,087	2,863
Public Authorities & Electric Railroads	1,024	1,006	995

Total Full Service Customers	1,515,471	1,503,182	1,438,658

Delivery Only
Residential	5,096	8,687	49,134
Small Commercial & Industrial	29,252	35,735	52,057
Large Commercial & Industrial	7	32	259

Total Delivery Only Customers	34,355	44,454	101,450

Total Retail Delivery Customers	1,549,826	1,547,636	1,540,108

Heating and Cooling Degree Days

	2006	2005	2004
Heating Degree Days (normal=4,759)	3,924	4,758	4,661

Cooling Degree Days (normal=1,235)	1,314	1,539	1,272

Peak System Load

	2006	2005	2004
Summer
Highest Peak Load (MW)	8,932	8,626	7,567

Winter
Highest Peak Load (MW)	6,056	6,550	6,838

PECO

Gas Sales Statistics, Revenue and Customer Detail

	2006	2005	2004
Deliveries to Customers (in mmcf)
Retail Sales	50,578	59,751	59,949
Transportation	25,527	25,310	27,148

Total Retail Deliveries	76,105	85,061	87,097

Gas Revenue (in millions)
Retail Sales	$770	$783	$702
Transportation	16	16	18
Resales and Other	10	18	28

Total Gas Revenue	$796	$817	$748

Gas Customers at Year End

	2006	2005	2004
Customers
Residential	434,119	430,753	423,858
Small Commercial & Industrial	40,519	40,293	39,803
Large Commercial & Industrial	400	379	371
Transportation	518	561	585

Total Customers	475,556	471,986	464,617

Gas Maximum Day Sendout

	2006	2005	2004
Winter
Maximum Day Sendout (in thousand cubic feet (mcf))	553,083	712,704	699,494